UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 5, 2020

LINCOLN EDUCATIONAL SERVICES CORPORATION
(Exact Name of Registrant as Specified in Charter)

New Jersey	000-51371	57-1150621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Executive Drive, Suite 340, West Orange, New Jersey 07052
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (973) 736-9340

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934  (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 Par Value	LINC	NASDAQ

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2020, the Board of Directors (the “Board”) of Lincoln Educational Services Corporation (the “Company”) adopted, subject to shareholder approval, the Lincoln Educational Services Corporation 2020 Long-Term Incentive Plan (the “2020 Plan”) and, on April 29, 2020, the Company filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “Commission”), describing the matters to be voted on at the 2020 Annual Meeting of Stockholders to be held on June 16, 2020 (the “Annual Meeting”), including a proposal to adopt the 2020 Plan (“Proposal 3”).

After filing the Proxy Statement with the Commission, the Company was informed by shareholder advisory firms, Glass Lewis and Institutional Shareholder Services, that Proposal 3 received an unfavorable recommendation primarily due to the market overhang and the number of shares requested to be authorized for issuance under the 2020 Plan.

In response thereto, the Board reconsidered the 2020 Plan and, on June 5, 2020, adopted, subject to shareholder approval, the following changes to the 2020 Plan to be voted on at the Annual Meeting:

1.	Reduced by half the number of shares authorized for issuance under the 2020 Plan to 2 million from 4 million.

2.
Eliminated the discretion under the 2020 Plan to permit the payment of dividends on unvested/unexercised awards.  As revised, the 2020 Plan will not permit dividends to be paid in respect of award shares that have not vested.

3.
Clarified that, as revised the 2020 Plan, in the case of a change of control an acceleration of the vesting of an award will require the subsequent termination of employment following such change in control (i.e., a “double trigger”).

The foregoing is a summary description of certain terms of the 2020 Plan and is qualified in its entirety by reference to the full text of the 2020 Plan, as proposed to be amended and restated, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.16 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.16	Lincoln Educational Services Corporation 2020 Long-Term Incentive Plan (as amended)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN EDUCATIONAL SERVICES CORPORATION

Date: June 5, 2020

	By:	/s/ Brian K Meyers
	Name:	Brian K. Meyers
	Title:	Executive Vice President, Chief Financial Officer and Treasurer